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CUSIP NO. 830566 10 5                   13G                  PAGE 10 OF 10 PAGES
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                                                                    EXHIBIT 99.1

                   AGREEMENT PURSUANT TO RULE 13D-1(K)(1)(III)
                      CONCERNING JOINT SCHEDULE 13G FILING

     The undersigned each agree, in connection with their beneficial ownership of capital stock of Skechers U.S.A., Inc. (i) that a Schedule 13G shall be filed jointly by them pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), together with any amendments to the
Schedule 13G that from time to time may be required; and (ii) that the Schedule 13G and any such amendments are filed on behalf of each of them. The undersigned acknowledge their respective responsibilities as set forth in Rule 13d-1(k)(1) promulgated under the Exchange Act.

     This Agreement may be executed in counterparts.

Date: February 14, 2011


                                        Signature: /s/ Robert Greenberg
                                                   -----------------------------
                                        Name: Robert Greenberg


                                        Signature: /s/ M. Susan Greenberg
                                                   -----------------------------
                                        Name: M. Susan Greenberg


                                        THE GREENBERG FAMILY TRUST


                                        Signature: /s/ Robert Greenberg
                                                   -----------------------------
                                        Name: Robert Greenberg, as Co-Trustee


                                        Signature: /s/ M. Susan Greenberg
                                                   -----------------------------
                                        Name: M. Susan Greenberg, as Co-Trustee